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                                                                   EXHIBIT 10.41

           SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of December 31, 1998 among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

         A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, the Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997, the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998, the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 1, 1998 and the Sixth Amendment to Amended and Restated Credit Agreement dated as of December 10, 1998 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

         B. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. The definition "EBITDA" in Section 1.02 of the Credit Agreement is hereby deleted.

         3. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

                  "EBITDAX" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization and exploration, geological and geophysical expenses.



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                  "Seventh Amendment" shall mean that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of December 31, 1998, among the Borrower, the Lenders and the Agent.

         4. Section 9.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Section 9.13 Tangible Net Worth. The Borrower will not permit its Tangible Net Worth to be less than $130,000,000 at any time plus 50% of its Consolidated Net Income, if positive, (determined in accordance with GAAP) for each fiscal year of the Company, ending after the fiscal year ended December 31, 1998."

         5. Section 9.14 of the Credit Agreement is hereby amended by substituting the word "EBITDAX" for the word "EBITDA".

         6. The Majority Lenders hereby consent to an amendment of the 93 Indenture, an amendment of the 96 Indenture and an amendment of the 98 Indenture as outlined on Schedule 1 hereto.

         7. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

                  (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders; and

                  (b) such other documents as it or its counsel may reasonably request.

         8. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         9. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         10. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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         11. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth in the opening paragraph of this Amendment..




                              [SIGNATURES OMITTED]